As filed with the Securities and Exchange Commission on 12/7/2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09067
Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)
621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)
Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)
(812) 376-9444
Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2007
Date of reporting period: September 30, 2007

Item 1. Report to Stockholders.

KIRR, MARBACH PARTNERS VALUE FUND KM & CO ------------------- ANNUAL REPORT September 30, 2007 www.kmpartnersfunds.com

November 29, 2007

Dear Fellow Shareholders:

Global capital markets experienced a great deal of tumult during the third calendar quarter. Though we’ve made numerous arguments over the past several quarters that risk was being priced way too cheaply in the market, we were surprised by the ferocity and depth of the negative impact on financial assets as the pendulum swung the other way. How and why this happened will no doubt be studied and debated intensely over the coming months and possibly years.

Our challenge is to invest KM Fund for the long-term while the headlines scream that financial Armageddon is just around the corner. The bad news is that KM Fund suffered collateral damage during this unwinding of credit and underperformed our benchmark indices badly during the quarter. Although KM Fund’s performance was ahead of our benchmark indices at the end of each of the first three fiscal quarters of 2007, our poor performance in the fourth fiscal quarter caused our fiscal 2007 to be materially behind. This makes us as unhappy as you. The good news is we don’t think this is a permanent condition and remain optimistic that stock prices will be higher 12-18 months from now. We believe the economy remains fundamentally sound and the slowdown that is unfolding is of the mid-cycle variety, not a prelude to a recession. The Federal Reserve and European Central Bank have shown their resolve to aggressively provide as much liquidity as needed to make sure the short-term credit markets continue to function and not harm the broader economy. The Federal Reserve and Chairman Bernanke made strong statements to this effect by cutting the discount rate by 0.5% on August 17, 2007 and the target for federal funds by 0.5% on September 18, 2007. We’ve re-examined our holdings and underlying assumptions and still like what we own. We obviously can’t guarantee time will prove us right, but we’re patient, long-term investors and have endured many periods of extreme volatility and times when we’ve underperformed. Anybody can steer the boat when the weather is calm. It’s when the weather turns nasty that we truly earn our keep. The following principles serve as our “lighthouse” during times like these:

1)	We focus on process, not outcome. It is perfectly understandable investors focus almost exclusively on performance (outcome), choosing to ignore how performance was generated (process). After all, at the end of the day you can spend performance, but you can’t spend process. However, we believe a sound, repeatable investment process is a vitally important foundation for generating outstanding, long-term investment outcomes. Over the short-term, a good outcome does not imply a good process and a bad outcome does not imply a bad process.

2)	We look at a stock as if we’re buying the whole company and believe that if the business does well, the stock should follow. We want to see financial strength, compelling valuation, effective, ethical and shareholder-oriented management, limited institutional recognition and a catalyst.

3)	We eat our own cooking. KM employees and our families have significant investments alongside you via ownership in KM Fund. We sit at the same dinner table and our interests are aligned exactly with yours.

Periods ending	Value Fund (1)	Russell 3000 (2)	S&P 500 (3)
September 30, 2007 (4)	Total Return	Index	Index

3-months	(5.72)%	1.55%	2.03%
9-months	3.54%	8.77%	9.13%
One-year	11.14%	16.52%	16.44%
Three-years	12.74%	13.74%	13.14%
Five-years	15.34%	16.18%	15.45%
Since Inception (December 31, 1998)	9.17%	4.93%	4.16%

The Fund’s Annual Operating Expenses were 1.61% according to the Prospectus dated January 26, 2007. Until February 28, 2009, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets. Investment performance reflects waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.

The fund imposes a 1.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

(1)	The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In absence of fee waivers, total return would be reduced. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, three-year, five-year and Since Inception returns are Average Annualized Returns.

We thank you for the trust and confidence you’ve placed in us. We’re frustrated by KM Fund’s subpar performance during the quarter and its negative impact on fiscal year results, but thankful we have the staying power to ride out the storm. As always, we will do our best to block-out the noise and focus on finding good companies trading at a discount.

Regards,
-s- Mark D. Foster	-s- Mickey Kim
Mark D. Foster, CFA President	Mickey Kim, CFA Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

Value Fund’s holdings are subject to change and are not a recommendation to buy or sell any security. References to other investment vehicles should no be interpreted as on offer of these securities.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus. Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before you invest or send money.

Quasar Distributors, LLC is the Distributor for Value Fund. (11/07)

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN 47202-1729.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Since Inception* to
	September 30, 2007	September 30, 2007	September 30, 2007

Kirr Marbach Partners Value Fund	11.14%	15.34%	9.17%
Russell 3000 Index**	16.52%	16.18%	4.93%
S&P 500***	16.44%	15.45%	4.16%

*	December 31, 1998

**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

***	The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

Expense Example - September 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 - September 30, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period
	Value 4/1/07	Value 9/30/07	4/1/07-9/30/07[1]

Actual	$1,000.00	$1,011.50	$7.31
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

1 Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. The annualized expense ratio prior to expense reimbursement was 1.51%.

Allocation of Portfolio Net Assets
September 30, 2007

Top Ten Equity Holdings (% of net assets)
September 30, 2007

Washington Group International, Inc.	4.7%
Olympus Corp.	3.4%
Mirant Corp.	3.3%
Lubrizol Corp.	3.3%
Chevron Corp.	3.1%
Dollar Tree Stores, Inc.	3.1%
CIGNA Corp.	3.1%
WABCO Holdings, Inc.	2.9%
Intel Corp.	2.9%
International Flavors & Fragrances, Inc.	2.8%

Schedule of Investments
September 30, 2007

Number
of Shares		Value
	COMMON STOCKS - 96.3%

	Consumer Discretionary - 18.5%
17,275	Carnival Corp. - f	$836,628
46,067	CBS Corp. - Class B	1,451,111
85,193	Charming Shoppes, Inc. *	715,621
40,082	Dollar Tree Stores, Inc. *	1,624,924
44,930	Liberty Media Corp. - Interactive - Class A *	863,105
26,260	Time Warner Cable - Class A *	861,328
44,653	Toll Brothers, Inc. *	892,613
33,143	WABCO Holdings, Inc.	1,549,435
29,930	Williams-Sonoma, Inc.	976,317

		9,771,082

	Energy - 6.7%
17,700	Chevron Corp.	1,656,366
42,418	Horizon Offshore, Inc. *	699,897
64,100	Rosetta Resources, Inc.*	1,175,594

		3,531,857

	Financials - 12.5%
31,500	CIT Group, Inc.	1,266,300
59,853	Conseco, Inc. *	957,648
31,450	Federated Investors, Inc.	1,248,565
25,800	Franklin Bank Corp. *	237,360
18,068	MBIA, Inc.	1,103,051
27,600	MoneyGram International, Inc.	623,484
39,690	Sovereign Bancorp, Inc.	676,318
14,710	The St. Joe Company	494,403

		6,607,129

	Healthcare - 8.3%
19,630	Analogic Corp.	1,251,609
22,140	AstraZeneca PLC - ADR	1,108,550
30,300	CIGNA Corp.	1,614,687
10,292	Covidien Ltd.	427,118

		4,401,964

Number
of Shares		Value

	Industrials - 22.5%
26,125	Atlas Air Worldwide Holdings, Inc. *	$1,348,834
15,690	Canadian Pacific Railway Ltd. - f	1,102,850
47,500	EMCOR Group, Inc. *	1,489,600
77,201	Federal Signal Corp.	1,185,807
35,499	Heartland Express, Inc.	506,926
31,260	KBR, Inc. *	1,211,950
43,310	Owens Corning, Inc. *	1,084,916
19,651	Portfolio Recovery Associates, Inc.	1,042,879
10,292	Tyco International Ltd. - f	456,347
28,000	Washington Group International, Inc. *	2,458,680

		11,888,789

	Information Technology - 16.2%
38,329	Agilent Technologies, Inc. *	1,413,574
69,098	AVX Corp.	1,112,478
58,685	Intel Corp.	1,517,594
48,611	Microsoft Corp.	1,432,080
43,650	Olympus Corp. - ADR	1,791,313
76,520	RealNetworks, Inc. *	518,806
21,062	Tyco Electronics Ltd. - f	746,227

		8,532,072

	Materials - 6.1%
28,425	International Flavors & Fragrances, Inc.	1,502,545
26,475	Lubrizol Corp.	1,722,463

		3,225,008

	Telecommunication Services - 2.2%
60,520	Sprint Nextel Corp.	$1,149,880

	Utilities - 3.3%
43,100	Mirant Corp. *	1,753,308

	TOTAL COMMON STOCKS (Cost $40,143,745)	50,861,089

See Notes to the Financial Statements

Schedule of Investments (continued)
September 30, 2007

Principal
Amount		Value
	SHORT TERM INVESTMENTS - 3.8%

	U.S. Government Agency Issue - 3.7%
$1,951,000	FHLB Discount Note, 10/01/07, 3.99%	$1,951,000

	Variable Rate Demand Notes ** - 0.1%
23,187	American Family, 4.94%	23,187
22,529	Wisconsin Corporate Central Credit Union, 4.99%	22,529

		45,716

	TOTAL SHORT TERM INVESTMENTS (Cost $1,996,716)	1,996,716

	Total Investments (Cost $42,140,461) - 100.1%	52,857,805

	Other Liabilities in Excess of Assets - (0.1)%	(51,305)

	TOTAL NET ASSETS - 100.0%	$52,806,500

    * - Non-income producing security.
   ** - Variable rate security as of September 30, 2007.
ADR - American Depository Receipt.
     f - Foreign security.

See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007

ASSETS:
Investments, at current value (cost $42,140,461)	$52,857,805
Dividends receivable	38,705
Prepaid Expenses	3,166
Receivable for Fund shares sold	1,499
Interest receivable	194

Total Assets	52,901,369

LIABILITIES:
Accrued expenses	47,164
Payable for Fund shares purchased	6,854
Payable to Adviser	40,851

Total Liabilities	94,869

NET ASSETS	$52,806,500

NET ASSETS CONSIST OF:
Capital stock	$36,420,278
Undistributed net realized gain on investments	5,668,878
Net unrealized appreciation on investments	10,717,344

Total Net Assets	$52,806,500

Shares outstanding (500,000,000 shares of $0.01 par value authorized)	3,168,829
Net asset value, redemption price and offering price per share	$16.66

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2007

INVESTMENT INCOME:
Dividend income (net of withholding of $5,088)	$606,167
Interest income	47,821

Total Investment Income	653,988

EXPENSES:
Investment Adviser fees	516,702
Legal fees	76,148
Administration fees	35,095
Shareholder servicing fees	34,529
Fund accounting fees	24,869
Audit fees	21,678
Federal and state registration fees	18,339
Distribution fees	17,100
Custody fees	15,925
Directors fees	11,976
Other	6,742

Total expenses before reimbursement	779,103
Less: Reimbursement from Investment Adviser	(29,885)

Net Expenses	749,218

NET INVESTMENT LOSS	(95,230)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	6,206,995
Change in unrealized appreciation/ depreciation on investments	(902,197)

Net realized and unrealized gain on investments	5,304,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,209,568

See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006

OPERATIONS:
Net investment income (loss)	$(95,230)	$6,045
Net realized gain on investments	6,206,995	1,342,990
Change in unrealized appreciation/depreciation on investments	(902,197)	2,817,368

Net increase in net assets resulting from operations	5,209,568	4,166,403

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,262,381	3,713,364
Shares issued to holders in reinvestment of dividends	1,758,837	2,163,087
Cost of shares redeemed	(3,082,278)	(5,711,728)

Net increase in net assets from capital share transactions	2,938,940	164,723

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(133,659)
From net realized gains	(1,829,659)	(2,179,844)

Total distributions to shareholders	(1,829,659)	(2,313,503)

TOTAL INCREASE IN NET ASSETS	6,318,849	2,017,623

NET ASSETS:
Beginning of period	46,487,651	44,470,028

End of period (including undistributed net investment income of $0 and $0, respectively)	$52,806,500	$46,487,651

CHANGES IN SHARES OUTSTANDING:
Shares sold	254,367	249,153
Shares issued to holders in reinvestment of dividends	109,859	149,591
Shares redeemed	(182,468)	(380,704)

Net increase	181,758	18,040

See Notes to the Financial Statements

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.

	Year Ended September 30,
	2007	2006	2005	2004	2003

PER SHARE DATA:
Net asset value, beginning of period	$15.56	$14.98	$14.16	$12.50	$9.94

Income from investment operations:
Net investment income (loss)	(0.03)	—	0.11	0.08	(0.03)
Net realized and unrealized gain on investments	1.74	1.38	2.28	1.58	2.59

Total from investment operations	1.71	1.38	2.39	1.66	2.56

Less distributions:
Dividends from net investment income	—	(0.05)	(0.08)	—	—
Distributions from net capital gains	(0.61)	(0.75)	(1.49)	—	—

Total distributions	(0.61)	(0.80)	(1.57)	—	—

Net asset value, end of period	$16.66	$15.56	$14.98	$14.16	$12.50

TOTAL RETURN	11.14%	9.59%	17.64%	13.28%	25.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$52.8	$46.5	$44.5	$40.8	$35.0
Ratio of expenses to average net assets:
Before expense reimbursement	1.51%	1.59%	1.60%	1.67%	1.68%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.49	%(1)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.24)%	(0.13)%	0.59%	0.39%	(0.49)%
After expense reimbursement	(0.18)%	0.01%	0.74%	0.61%	(0.30)%
Portfolio turnover rate	32%	38%	33%	41%	40%

(1)	Expense cap was decreased to 1.45% on August 4, 2003.

See Notes to the Financial Statements

Notes to the Financial Statements
September 30, 2007

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)	Investment Valuation - Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b)	Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)	Income and Expenses - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)	Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short-term capital gains are included in ordinary income for tax purposes.

e)	Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)	Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)	Other - Investment and shareholder transactions are recorded on the trade date. The

Notes to the Financial Statements (Continued)
September 30, 2007

Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)	Reclassification of Capital Accounts - Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2007, the Fund decreased paid in capital by $95,230 and decreased undistributed net investment loss by $95,230. These reclassifications were due to REIT distributions and net operating loss reclasses.

2.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments by the fund: for the year ended September 30, 2007, were as follows:

	Purchases	Sales

U.S. Government	$-	$-
Other	$16,042,637	$16,106,755

At September 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$42,140,461

Gross unrealized appreciation	13,409,796
Gross unrealized depreciation	(2,692,452)

Net unrealized appreciation	$10,717,344

Undistributed ordinary income	$-
Undistributed long-term capital gain	5,668,878

Total distributable earnings	$5,668,878

Other accumulated gains/losses	$-

Total accumulated earnings/(losses)	$16,386,222

At September 30, 2007 the Fund did not have any accumulated net realized capital loss carryovers nor did it have any post-October losses deferred at September 30, 2007.

The tax character of distributions paid during the years ended September 30, 2007 and 2006 were as follows:

	2007	2006

Ordinary income	$822,473	$974,752
Long-term capital gains	$1,007,186	$1,338,751

3.	AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its
Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

On May 19, 2003, the Board of Directors of the Fund approved an amendment to the Expense Cap/Reimbursement Agreement with the Investment Adviser to reduce the expense cap from 1.50% to 1.45%. This adjustment came into effect on August 4, 2003. Consequently, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2009. Accordingly, for the year ended September 30, 2007, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the

Notes to the Financial Statements (Continued)
September 30, 2007

amount of $29,885. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2009. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of
expiration	Amount

9/30/2008	$66,602
9/30/2009	$65,080
9/30/2010	$29,885

As of September 30, 2007, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2007, the Fund incurred expenses of $17,100 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.	NEW ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund will incorporate FIN 48 in the semiannual report on March 31, 2008. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds’ financial statements.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Kirr, Marbach Partners Value Fund (the “Fund”), including the schedule of investments as of September 30, 2007 and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2005 have been audited by other auditors, whose report dated November 16, 2005 expressed unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2007, and the results of its operations, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 16, 2007

Additional Information (Unaudited)
September 30, 2007

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.SEC.com. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For information on the on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

Availability of Proxy Voting Information
Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended September 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 64.4% for the fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2007 was 57.1% for the fund.

Additional Information Applicable to Foreign Shareholders Only
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2007 was 5.0% for the fund.

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended September 30, 2007 was 100.0% for the fund.

		Term of Office	Principal Occupation	Other
Name, Address	Position with	and Length of	During Past	Directorships
and Age	the Corporation	Time Served	Five Years	Held

Interested Directors
Mark D. Foster * Born 1958	Director, Chairman and President	Indefinite term since 1998	Chief Investment Officer, Kirr, Marbach & Company, LLC	None

Mickey Kim * Born 1958	Chief Compliance Officer, Director, Vice President, Secretary and Treasurer	Indefinite term since 1998	Chief Compliance Officer and Chief Operating Officer, Kirr, Marbach & Company, LLC	None

Dis-Interested Directors
Jeffrey N. Brown * Born 1959	Director	Indefinite term since 1998	President, Home News Enterprises	None

Mark E. Chesnut * Born 1947	Director	Indefinite term since 1998	Retired, Formerly Vice-President, Cummins Engine Company	None

John F. Dorenbusch * Born 1938	Director	Indefinite term since 1998	Retired, Formerly President, Irwin Management Company and Tipton Lakes Company	None

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201.

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, Indiana 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend - Disbursing Agent
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Kirkland & Ellis LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling: 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444. A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2007 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.
The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2007	FYE 09/30/2006

Audit Fees	$17,000	$13,500
Audit-Related Fees
Tax Fees	$4,650	$2,500
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

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The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years. The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2007	FYE 09/30/2006

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is

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appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)	/s/ Mark Foster, President Mr. Mark Foster, President
Date 12/07/2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark Foster, President Mr. Mark Foster, President
Date 12/07/2007

By (Signature and Title)	/s/ Mickey Kim, Treasurer Mr. Mickey Kim, Treasurer
Date 12/07/2007

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